Cambria ETF Trust

Cambria Shareholder Yield ETF (SYLD)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Supplement dated March 22, 2018

to the Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”) and Statement of

Additional Information (“SAI”) dated September 1, 2017, as each may be amended or supplemented

The following information supplements and should be read in conjunction with the Prospectuses and SAI.

At a meeting held on February 7, 2018, the Board of Trustees of the Cambria ETF Trust (the “Trust”) approved changes to the investment objective, principal investment strategy and principal risks of the Cambria Shareholder Yield ETF (the “Fund”). These changes, which are discussed in more detail below, will become effective on March 26, 2018, or such later date as deemed appropriate by Trust officers (the “Effective Date”).

On the Effective Date, the Fund will convert from an actively managed fund that invests primarily in U.S. equity securities by utilizing a quantitative model (“Quantitative Model”) developed by Cambria Investment Management, L.P., the Fund’s investment adviser (“Cambria”), into a passively managed index fund that seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the Shareholder Yield Index (the “Index”). The Index is an U.S. equity securities index developed by Cambria that applies substantially identical screens and investment criteria as those applied by the Quantitative Model.

Accordingly, on the Effective Date, the Fund’s investment objective will be replaced in its entirety by the following:

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Shareholder Yield Index (the “Underlying Index”).

In addition, the Fund’s principal investment strategy will be replaced in its entirety by the following:

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Underlying Index. The Underlying Index is comprised of equity securities issued by U.S.-based issuers. The Underlying Index considers an issuer to be U.S.-based if it is domiciled or incorporated or has substantial business activity in the United States.

An issuer must have a high ranking across a composite of the following characteristics to be eligible for inclusion in the Underlying Index:

1.     Strong cash flows;

2.     Payment of dividends to shareholders;

3.     Net stock buybacks; and

4.     Net debt paydown.

Each of these characteristics will be measured on a one-month to 12-month basis by the Underlying Index methodology, and no single measurement will be dispositive. Pursuant to the methodology of the Underlying Index, the 100 issuers that have exhibited, in the aggregate, the strongest cash flows, the highest dividends paid to shareholders, and net stock buybacks and debt paydown will be included in the Underlying Index. The Underlying Index is weighted based only on publicly available data and includes screens to limit its industry concentration to 25%, in order to seek to ensure its liquidity and investability.

The Underlying Index will invest primarily in equity securities, including common stock, of U.S. companies. The Underlying Index may invest in securities of companies in any industry. Although the Underlying Index generally expects to invest in companies with larger market capitalizations, the Underlying Index may invest in small- and mid-capitalization companies.

The Fund may invest up to 20% of its net assets in instruments not included in the Underlying Index, but which Cambria Investment Management, L.P. (“Cambria”), the Fund’s investment adviser, believes will help the Fund track the Underlying Index. For example, there may be instances in which Cambria may choose to purchase or sell securities not in the Underlying Index which Cambria believes are appropriate to substitute for one or more such securities.

The Fund employs a “passive management”—or indexing—investment approach and seeks to track the performance of the Underlying Index. To track the performance of the Underlying Index, the Fund intends to employ a replication strategy, which means that the Fund will typically invest in substantially all of the components of the Underlying Index in approximately the same weights as they appear in the Underlying Index.

The Underlying Index was developed by Cambria Indices, LLC, an affiliate of Cambria, and is calculated by Solactive, AG, which is not affiliated with the Fund or Cambria. The Underlying Index is rebalanced and reconstituted quarterly. To the extent that the Underlying Index concentrates (i.e., holds up to 25% of its total assets) in the securities of a particular sector, the Fund is expected to concentrate in that sector to approximately the same extent.

Corresponding changes will also be made to the Fund’s principal risks. The changes to the Fund’s investment objective, principal investment strategy, and principal risks are not expected to have a material impact on the Fund’s holdings or affect the Fund’s fees and expenses.

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CIM-SK-013-0100